HERE CONFIDENTIAL
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.

NINTH AMENDMENT TO TERRITORY LICENSE NO. 11 (MapCare Retrofit – North America)
This Ninth Amendment (“Ninth Amendment”) to the Territory License No. 11, effective April 3, 2015 (“TL 11”), to the Data License Agreement (“Agreement”), dated December 1, 2002, by and between Telenav, Inc. (“Client”) and Navigation Technologies Corporation, which was subsequently assigned to HERE North America, LLC (f/k/a NAVTEQ North America, LLC) (collectively, “HERE”), is made and entered into as of the date of latest signature below (“Amendment Effective Date”). The Agreement, TL 11 and all amendments to date are hereby referred to herein as the “Agreement.” Capitalized terms not otherwise defined in the body of this Ninth Amendment shall have the meanings set forth in the Agreement.
WHEREAS, HERE and [*****] have entered into an agreement whereby HERE will provide Multi-Year Annual Copy Subscriptions (“MapCare”) for [*****] vehicles distributed in [*****] in [*****] in exchange for [*****] Lump Sum MapCare Fee (defined below);
WHEREAS, Client collects fees from [*****] for MapCare;
WHEREAS, the Parties desire to amend certain terms of the Agreement to account for the payment and reporting of the [*****] Lump Sum MapCare Fee;
NOW THEREFORE, the Parties agree to amend certain provisions of the Agreement with this Ninth Amendment as follows:

A.	Retrofit. Exhibit A, Section IV Multi-Year Annual Copy Subscriptions for [*****] Route Guidance Applications. Table 1 of TL 11 shall be followed by the paragraph below:
“Retrofit - [*****]. The License Fee per Copy for Multi-Year Annual Copy Subscriptions for [*****] and [*****] navigation equipped vehicles distributed in the [*****] Territory from [*****] to [*****] (“[*****] Vehicles”), shall be covered by a lump sum fee (“[*****] Lump Sum MapCare Fee”) of $[*****] for up to [*****] Vehicles.

For clarity, MapCare is a [*****] subscription [*****]. The [*****] Lump Sum MapCare Fee does not include any distribution fees.”

B.	Reporting. Client shall include in their monthly License Fee Report separate line items for the [*****] Lump Sum MapCare Fee.

Except as modified hereunder, all other terms and conditions of the Agreement shall stay in full force and effect.

No other text below this line
--------------------------------------------------------------------------------------------------------------------------------

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
Amendment 9 to TL 11 [Telenav, Inc.][ [*****] PR-022462][19OCT2018_CR]        Page 1 of 2

HERE CONFIDENTIAL

IN WITNESS WHEREOF, the parties have caused this Ninth Amendment to be executed by their authorized representatives as of the Amendment Effective Date.
HERE NORTH AMERICA, LLC                 TELENAV, INC.
By:    /s/ Greg Drescher        By:    /s/ Fuad Ahmad
Name:    Greg Drescher        Name:    Fuad Ahmad
Title:    Senior Legal Counsel        Title:    CFO
Date:    4/30/2019        Date:    4/24/2019

HERE NORTH AMERICA, LLC
By:    /s/ Simon Anolick
Name:    Simon Anolick
Title:    Director Legal Counsel
Date:    4/30/2019

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
Amendment 5 to TL 11 [Telenav, Inc.][ [*****] PR-019459][05JUN2018_CR]